SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 4, 2002

ZALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-04129	75-0675400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038-1003

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 580-4000

Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Slides to be shown during the Registrant’s presentation on September 4, 2002.

Item 9. Regulation FD Disclosure.

     On September 4, 2002, certain members of Registrant’s management will meet with institutional investors and will make a slide presentation. The Company is furnishing this report on Form 8-K pursuant to Regulation FD in connection with the expected disclosure of information at the meeting with institutional investors. The slides to be used in the presentation are available on the Company’s website at www.zalecorp.com. Neither the furnishing of this report, nor the posting of the slides on the Company’s website, is intended to constitute a determination by the Company that the information is material or that the dissemination of this information is required by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION Registrant

Date:	September 4, 2002	By:	/s/ Mark R. Lenz Mark R. Lenz Senior Vice President, Controller (principal accounting officer of the registrant)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slides to be shown during the Registrant’s presentation on September 4, 2002.

5